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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors
 Whitney Holding Corporation



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 13, 1994, included in Whitney Holding Corporation's Form 10-K for the year ended December 31, 1993, and to all references to our Firm included in this registration statement.


                                                           ARTHUR ANDERSEN & CO.



New Orleans, Louisiana
August 31, 1994